Exhibit 10.2

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 16 C.F.R. §§ 200.80(b)(4) and 17 C.F.R. § 24b-2

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this “AGREEMENT”), effective as of August 22, 2015 (the “EFFECTIVE DATE”), is entered into by and between Butamax Advanced Biofuels LLC (“BUTAMAX”), a Delaware limited liability company, with offices located at Routes 141 and Henry Clay, Wilmington, Delaware 19880, E.I. du Pont de Nemours & Company (“DUPONT”), a Delaware corporation, with offices located at Chestnut Run Plaza, 974 Centre Road, P.O. Box 2915, Wilmington, Delaware 19805, and BP Biofuels North America LLC (“BP”), a Delaware limited liability company, with offices located at 501 Westlake Park Boulevard, Houston, Texas 77079, on the one hand, and Gevo, Inc. (“GEVO”), a Delaware corporation, with offices located at 345 Inverness Drive South Building C, Suite 310, Englewood, Colorado 81110, on the other hand.

BACKGROUND TO THIS AGREEMENT

WHEREAS, one or more of the BUTAMAX PARTIES (as defined herein) and GEVO are engaged in disputes, lawsuits and other proceedings against each other in the United States Court for The District of Delaware, The Court of Appeals for the Federal Circuit, before the United States Patent and Trademark Office (“PTO”), and in other forums, as identified more fully herein as SUBJECT LITIGATION; and

WHEREAS, to avoid further costs, uncertainties, and diversion of management time, and to foster and advance the creation, development and viability of the markets and utilization of bio-isobutanol, the BUTAMAX PARTIES and GEVO desire to resolve the SUBJECT LITIGATION and related threatened litigation and to enter into this AGREEMENT and a new business relationship wherein BUTAMAX and GEVO grant rights to the other under certain patents and patent applications under the LICENSE AGREEMENT (as defined herein).

Now, therefore, in consideration of the mutual agreements, covenants, and commitments set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereby agree as follows:

AGREEMENT

1.DEFINITIONS

For purposes of this AGREEMENT, terms used herein with capital letters shall have the respective meanings set forth below.  Terms used, but not defined, herein with capital letters shall have their respective meanings set forth in the LICENSE AGREEMENT.

“AFFILIATE” in respect of any PARTY, shall mean any PERSON that, directly or indirectly, controls or is controlled by or is under common control with such PARTY.  For purposes of this definition, the term “control” shall mean ownership, directly or indirectly, of:  (a) in the case of a corporation, fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction under applicable LAWS) or more of the shares of the stock entitled to vote for the election of directors, or (b) in the case of any other entity, fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction under applicable LAWS) or more of the equity interests and equal or more

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control of the board of directors or equivalent governing body of such entity.  A PERSON shall only be deemed an AFFILIATE of a PARTY for as long as such PERSON is, directly or indirectly, controlling, controlled by, or under common control with, such PARTY.

“Butamax Parties” shall mean BUTAMAX, DUPONT and BP.

“CLAIM” shall mean any and all manner of claims, demands, actions, causes of action, suits, damages, remedies, liabilities, judgments, debts, claims over, accounts, liens, costs or expenses whatsoever relating to the SUBJECT LITIGATION, wherever arising, and whether based in contract law, tort law, equity, statute, or regulation, whether known or unknown. For the avoidance of doubt, a CLAIM shall not include any payments due or other obligations or claims under this AGREEMENT, the LICENSE AGREEMENT, the SETTLEMENT CDA or any other existing or future contracts or agreements between or among the PARTIES or their Affiliates.

“LAWS” shall mean any laws, constitutions, statutes, rules, regulations, directives, ordinances, codes, orders, rulings, binding agency or court interpretations or principles of common law, or other action of any governmental authority in any jurisdiction in the world, whether in force as of the EFFECTIVE DATE or enacted during the term of this AGREEMENT.

“LICENSE AGREEMENT” shall mean the patent cross-license agreement entered into by and between BUTAMAX and GEVO and executed concurrently with this AGREEMENT as identified in Exhibit E hereto.

“Party” shall mean GEVO and each of the Butamax Parties individually. “Parties” shall mean GEVO and each of the Butamax Parties jointly.

“Patent Challenge” shall mean any legal or equitable action, litigation, arbitration, opposition, reexamination, inter partes review, post-grant review, entitlement proceeding, revocation, action for annulment, action for cancellation or other legal or administrative proceeding anywhere in the world that challenges the validity, enforceability, scope, ownership, title or patentability of any patents or patent applications owned by BUTAMAX or GEVO that are at issue in the SUBJECT LITIGATION.

“PERSON” shall mean an individual or a corporation, firm, limited liability company, partnership, joint venture, association, trust, or any other entity or organization, including any tribunal or governmental authority.

“SETTLEMENT CDA” shall mean the confidential disclosure agreement effective as of November 1, 2011, and any amendments thereto, by and between BUTAMAX, DUPONT and BP, on the one hand, and GEVO, on the other hand.

“Stipulations of Dismissal” shall mean the forms attached hereto as Exhibit C.

“SUBJECT LITIGATION” shall mean the various lawsuits, PTO proceedings (such as IPRs, reexaminations and the like), any other disputes, and appeals therefrom (collectively, “LITIGATION”), identified in Exhibit A hereto.  If any LITIGATION is somehow omitted from being identified in EXHIBIT A, such LITIGATION is deemed

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automatically included in the SUBJECT LITIGATION and automatically added to an amended EXHIBIT A as if identified in Exhibit A as of the EFFECTIVE DATE, except for any LITIGATION that will continue as set forth in Exhibit B.

“Third Party” shall mean any PERSON other than GEVO, the Butamax Parties, or any of their respective Affiliates.

2.TERMINATION OF ALL PENDING LITIGATION

(a)

Based on all of the mutual consideration exchanged under this AGREEMENT and the execution and delivery of the LICENSE AGREEMENT, the PARTIES shall terminate, dismiss, discontinue and withdraw, by filing a joint motion of dismissal with prejudice (including any action previously discontinued without prejudice or stayed), the SUBJECT LITIGATION within fourteen (14) days after the EFFECTIVE DATE, subject to the continuing permitted activities identified in Exhibit B.  The PARTIES shall direct their respective counsel to cooperate in good faith to bring about this termination, dismissal, discontinuance and withdrawal of all of the SUBJECT LITIGATION as promptly as is reasonably possible, but in no event more than thirty (30) days after the EFFECTIVE DATE, by filing with the appropriate courts, PTO, or appropriate adjudicatory forum, all the necessary documents to effectuate the same, including the Stipulations of Dismissal of the SUBJECT LITIGATION, the withdrawal of any pending appeal, and the withdrawal or termination of any PTO proceeding as specifically provided in Exhibits B and C; with each PARTY to bear its own attorneys’ fees and costs incurred in the SUBJECT LITIGATION.  The Stipulations of Dismissal and agreed resolution of certain PTO and appeal proceedings are provided in and shall be in the forms attached hereto as Exhibits B and C.  To the extent required in Exhibits B and C, each applicable PARTY shall perform the activities set forth in Exhibits B and C.

(b)

As set forth more fully in Exhibit B, upon execution of this AGREEMENT, the PARTIES will jointly request, in the most expedient means possible, including requesting a telephone conference with: (i)  the United States Court for The District of Delaware, that the District Court vacate and withdraw its decisions and Orders concerning certain of the PARTIES’ substantive motions, specifically: the Court’s Claim Construction Memorandum Opinion and Order in matter 11-54, dated March 19, 2013,  and the Court’s memorandum Opinion and Order dated August 3, 2015 in matters 12-1036, 12-1300 and 12-1200.  Should the District Court refuse to vacate these Opinions/Orders, then BUTAMAX reserves all rights to take such further action as may be appropriate in connection with the patents at issue in those matters, either in court or before the PTO, which GEVO shall not oppose or resist in any way;  and (ii) with the Federal Circuit Court, to inform the Federal Circuit Court that the matter has been resolved, and requesting that the Federal Circuit Court immediately dismiss as moot any pending appeal or action before it; the PARTIES will then file the dismissals applicable to those matters as set forth in Exhibit C.

(c)

As a condition to the effectiveness of this AGREEMENT, BUTAMAX and GEVO shall execute and deliver the LICENSE AGREEMENT simultaneously with this AGREEMENT.  Failure of either such PARTY to so execute and deliver the

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LICENSE AGREEMENT shall cause this AGREEMENT to be null and void and of no further force or effect.

3.MUTUAL RELEASES

(a)

The Butamax Parties, on behalf of themselves, their Affiliates, their predecessors, successors and assigns, and each of their past, present, and future officers, directors, employees, agents and attorneys (collectively, the “BUTAMAX RELEASING PARTIES”), hereby irrevocably and unconditionally releases, acquits and forever discharges GEVO and its AFFILIATES, their predecessors, successors and assigns, and each of their past, present, and future officers, directors, employees, agents and attorneys from and against any and all CLAIMS that the BUTAMAX RELEASING PARTIES ever had, now have, or may have for, upon, or by reason of, any matter whatsoever, through the EFFECTIVE DATE, arising from or related to the SUBJECT LITIGATION.

(b)

GEVO, on behalf of itself, its AFFILIATES, and its and their predecessors, successors and assigns, and each of its and their past, present, and future officers, directors, employees, agents and attorneys (collectively, the “GEVO RELEASING PARTIES”), hereby irrevocably and unconditionally releases, acquits and forever discharges the Butamax Parties and their Affiliates, their predecessors, successors and assigns, and each of their past, present, and future officers, directors, employees, agents and attorneys from and against any and all CLAIMS that the GEVO RELEASING PARTIES ever had, now have, or may have for, upon, or by reason of, any matter whatsoever, through the EFFECTIVE DATE, arising from or related to the SUBJECT LITIGATION.

(c)

The PARTIES agree and acknowledge that these releases shall not extend to any rights or obligations arising from this AGREEMENT, the LICENSE AGREEMENT, the SETTLEMENT CDA, or any other existing or future contracts or agreements between or among the PARTIES or their AFFILIATES, and shall be in addition to the terms of the Agreement and Covenant Not to Sue between the PARTIES dated August 2, 2013, and Covenant Not to Sue made by Gevo to other PARTIES, dated November 19, 2013, nor shall they release any payment obligation of a PARTY, or their respective AFFILIATES, arising from the purchase of goods or services from the other PARTY, or its respective AFFILIATES.

(d)

For purposes of this Section 3, except as expressly stated, the PARTIES further agree and acknowledge that the releases are not intended to, and shall not, release any claim a PARTY has against any THIRD PARTY.

(e)	None of the releases in this Section 3 shall apply to claims based on events occurring after the EFFECTIVE DATE including:
(i)	any claims for breach of this AGREEMENT, the LICENSE AGREEMENT or the SETTLEMENT CDA; and
(ii)	any claims for patent infringement or any other act or omission after the EFFECTIVE DATE.

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(f)

Each of BUTAMAX, on behalf of itself and the BUTAMAX RELEASING PARTIES, and GEVO, on behalf of itself and the GEVO RELEASING PARTIES, expressly waives any and all rights that it may have under California Civil Code Section 1542, and any similar rights under any applicable laws of other states or of the United States.  California Civil Code Section 1542 provides as follows:  “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

4.CONFIDENTIALITY

(a)

The terms and substance (but not the existence) of this AGREEMENT constitute confidential information of each PARTY (the “Confidential Information”).  Notwithstanding the foregoing, CONFIDENTIAL INFORMATION shall not include information that is publicly available or which becomes available to the public (other than as a result of disclosure in violation of this AGREEMENT by a PARTY or any other PERSON who receives CONFIDENTIAL INFORMATION from such PARTY).

(b)

Each PARTY shall keep in confidence, using the same or greater degree of care it uses with its own confidential information of a similar nature (but in no event less than a reasonable degree of care) and shall not (i) disclose to any PERSON, or provide any PERSON with access to, or (ii) use, any CONFIDENTIAL INFORMATION for any purpose except as specifically provided herein for the required filings to terminate, dismiss, discontinue and withdraw the SUBJECT LITIGATION or as otherwise provided in this AGREEMENT, in each case, under obligations of confidentiality that are at least as stringent as the confidentiality obligations set forth in this AGREEMENT.

(c)	No PARTY shall disclose to any PERSON, or provide any PERSON with access to, CONFIDENTIAL INFORMATION except as follows:
(i)

Each PARTY may disclose CONFIDENTIAL INFORMATION as provided in this AGREEMENT or otherwise approved by all of the other PARTIES in advance (which approval shall not be unreasonably withheld), in each case, under obligations of confidentiality that are at least as stringent as the confidentiality obligations set forth in this AGREEMENT;

(ii)

Each PARTY may (A) disclose CONFIDENTIAL INFORMATION to its AFFILIATES and its or their counsel, and (B) respond to inquiries regarding the terms and substance of this AGREEMENT from its outside auditors, lenders, bankers, underwriters, and potential acquirers; provided that, in each case with respect to the foregoing clauses (A) and (B), such PARTY shall (x) advise each such PERSON receiving any CONFIDENTIAL INFORMATION of the confidential nature of such CONFIDENTIAL INFORMATION, (y) ensure each such PERSON is bound by a valid and enforceable written agreement, or professional responsibility rules (e.g., legal or other similar representatives who are bound by obligations of confidentiality in their profession) that are at least as stringent as the confidentiality obligations set forth in this

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AGREEMENT, and (z) upon request of any other PARTY, provide such other PARTY with copies of confidentiality agreements with such PERSON.
(iii)

Subject to Section 4(c)(iv), in the event that a PARTY is requested or required to disclose any CONFIDENTIAL INFORMATION under a discovery request, a subpoena, or inquiry issued by governmental authorities, for purposes of meeting regulatory or governmental reporting requirements or obtaining or maintaining regulatory or governmental approvals, or otherwise under applicable LAWS (including any regulation or rule of the Securities and Exchange Commission or any stock exchange), whether in its ordinary course of business or by virtue of a transaction or proposed transaction or any other event or circumstance, such PARTY shall, to the extent permitted by applicable LAWS and reasonably practicable:  (A) provide prior notice to the other PARTIES of such disclosure (including content of any proposed disclosure and proposed recipient of CONFIDENTIAL INFORMATION), and (B) allow the other PARTIES sufficient time to seek, at their own expense, an appropriate confidentiality agreement, protective order, injunction, or modification of any disclosure, or otherwise prevent, limit, delay or otherwise affect the response to such request or requirement.  The PARTY subject to such request or requirement to disclose shall reasonably cooperate with the other PARTIES in such efforts.  If the PARTY subject to such request or requirement to disclose is nonetheless legally compelled to disclose any CONFIDENTIAL INFORMATION in order to respond to a discovery request, a subpoena, or inquiry issued by governmental authorities, to obtain or maintain regulatory or governmental approvals, or otherwise comply with applicable LAWS, such PARTY may disclose that portion of such CONFIDENTIAL INFORMATION to the extent required.

(iv)

In the event of any proposed disclosure under Section 4(c)(iii), the disclosing PARTY shall, to the extent permitted by applicable LAWS and reasonably practicable, provide prior notice to the non-disclosing PARTIES of such disclosure (including content of any proposed disclosure and proposed recipient of CONFIDENTIAL INFORMATION), and allow the non-disclosing PARTIES sufficient time to review and comment thereon.  To the extent permitted by applicable LAWS, the non-disclosing PARTIES shall have the right to suggest reasonable changes to the disclosure to protect their interests and the disclosing PARTY shall not unreasonably refuse to include or implement such changes in its disclosure.

(v)

Each PARTY shall (i) accompany any disclosure of CONFIDENTIAL INFORMATION under this AGREEMENT with an instruction in writing that the terms and substance of this AGREEMENT and such other information constitute confidential business information and are not to be disclosed to others, except as may be required by applicable LAWS, and (ii) use reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the disclosed information.

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(d)

If a PARTY receives an inquiry about the terms or substance of this AGREEMENT from the media or any other THIRD PARTY, such PARTY shall respond by stating that the PARTIES have agreed to keep confidential the terms and substance of this AGREEMENT, except as set forth in a jointly agreed upon press release (including any attachments thereto), attached as Exhibit D of this AGREEMENT, to be issued simultaneously by the PARTIES after execution of the AGREEMENT. It is the intention of the PARTIES not to publicize the fact or the circumstances or any of the features of this AGREEMENT more widely or more frequently than is necessary to announce that a settlement has been achieved and to effectuate the terms and conditions of this AGREEMENT.

(e)

Each PARTY shall be liable and responsible for any breach of the confidentiality obligations hereunder or unauthorized disclosure, access or use of any CONFIDENTIAL INFORMATION by any PERSON that receives such CONFIDENTIAL INFORMATION from such PARTY, to the same extent as if such breach or other act or omission was by such PARTY itself.

(f)

Each PARTY stipulates and agrees that regardless of any possibility or opportunity for cure under this Agreement, a PARTY will be immediately and irreparably injured by another PARTY’s breach of this Section 4, for which monetary damages may not be adequate, and each PARTY stipulates and agrees to the entry of an immediate injunctive relief, specific performance, and any other appropriate equitable relief in any court with jurisdiction prohibiting the breaching PARTY (including any PERSON that receives CONFIDENTIAL INFORMATION from such PARTY) from continued breach of this Section 4.

5.REPRESENTATIONS, Warranties AND COVENANTS

(a)	Each PARTY hereby represents, warrants and covenants that, as of the EFFECTIVE DATE and during the term of this AGREEMENT:
(i)

(A) such PARTY has the requisite right, power and authority to dispose of, settle, and grant releases with respect to the CLAIMS of such PARTY and to grant other rights as set forth in this AGREEMENT, (B) none of such CLAIMS have been assigned, transferred, sold or otherwise encumbered by such PARTY, and (C) no other PERSON has, or will in the future acquire or have, any right to assert against any PERSON released by this AGREEMENT any of the CLAIMS released by such PARTY;

(ii)	such PARTY is duly organized or formed and validly existing under the LAWS of the jurisdiction of its incorporation or formation;
(iii)	as of the EFFECTIVE DATE, such PARTY, and the person executing this AGREEMENT on its behalf, have the requisite right, power and authority to enter into this AGREEMENT;
(iv)	the execution, delivery, and performance of this AGREEMENT by such PARTY has been duly authorized by all necessary action by such PARTY

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(including approval by the appropriate senior management or board of directors of such PARTY, as applicable);
(v)

this AGREEMENT constitutes a valid, legal, and binding obligation of such PARTY enforceable against such PARTY in accordance with its terms and conditions, subject to applicable bankruptcy, insolvency, reorganization and other LAWS affecting the rights of creditors generally;

(vi)

the execution, delivery, and performance by such PARTY of this AGREEMENT do not and will not, with or without the passage of time or giving of notice, conflict with, or violate or breach, or require any consent from any PERSON under (A) the articles, certificate of incorporation, bylaws or similar or equivalent governing instruments of such PARTY, (B) any LAWS applicable to such PARTY, or (C) any contracts or agreements by which such PARTY is bound (other than the consents referred to in Section 5(b) below);

(vii)	such PARTY has read this AGREEMENT in full detail and fully understands each and every provision of this AGREEMENT;
(viii)	such PARTY is executing this AGREEMENT voluntarily, without any duress or coercion, and with full knowledge of the legal significance and binding nature of this AGREEMENT; and
(ix)	such PARTY has received independent legal advice from its in-house attorneys and outside attorneys of its choice with respect to the legal consequences of entering into this AGREEMENT.
(b)	GEVO represents, warrants and covenants that, as of the EFFECTIVE DATE and during the term of this AGREEMENT:
(i)

it has received all necessary consents from any governmental authorities and other PERSONS, including from all holders of security interests and lienholders (including agents and trustees) on any patents or patent applications owned by GEVO that are at issue in the SUBJECT LITIGATION (including the EXISTING LIENHOLDERS (as defined in the LICENSE AGREEMENT)), to grant the releases and rights as set forth in this AGREEMENT and to enter into and perform under this AGREEMENT; and

(ii)	the EXISTING LIENHOLDERS have executed the consents set forth in Exhibit B to the LICENSE AGREEMENT.
(c)

EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 5, EACH PARTY EXPRESSLY DISCLAIMS AND EXCLUDES, AND EACH OTHER PARTY HEREBY WAIVES, ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, WITH RESPECT TO ANY PATENTS OR PATENT APPLICATIONS OWNED BY BUTAMAX OR GEVO OR THIS AGREEMENT, INCLUDING ANY REPRESENTATIONS OR WARRANTIES OF GUARANTEED PERFORMANCE OF ANY TECHNOLOGY OR PATENTS OR

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PATENT APPLICATIONS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.TERM AND TERMINATION

(a)	This AGREEMENT shall come into effect as of the EFFECTIVE DATE.
(b)	Subject to Sections 6(c) and 6(d), this AGREEMENT shall not be terminable in whole or in part unless agreed upon by all PARTIES in writing.
(c)

Upon termination of the BUTAMAX PATENT TERM (as defined in the LICENSE AGREEMENT) in accordance with the LICENSE AGREEMENT, all rights of GEVO under Section 9(b) of this AGREEMENT and all obligations of the BUTAMAX PARTIES, their wholly owned subsidiaries, their other AFFILIATES, or other BUTAMAX SUBLICENSEES (as defined in the LICENSE AGREEMENT) under Section 9(b) of this AGREEMENT shall terminate automatically immediately without requirement of any further notice, except that (i) all rights of BUTAMAX under Section 9(a) of this AGREEMENT and all obligations of GEVO, its AFFILIATES and other GEVO SUBLICENSEES (as defined in the LICENSE AGREEMENT) under Section 9(a) of this AGREEMENT, and (ii) all other provisions of this AGREEMENT (including the releases under Section 3 and confidentiality obligations under Section 4) shall survive such termination.  For the avoidance of doubt, all provisions of the LICENSE AGREEMENT that survive the termination of the BUTAMAX PATENT TERM under the LICENSE AGREEMENT (including each of BUTAMAX’s and GEVO’s obligations to pay royalties and, with respect to GEVO, TECHNOLOGY FEES (as defined in the LICENSE AGREEMENT)) shall survive such termination.

(d)

Upon termination of the GEVO PATENT TERM (as defined in the LICENSE AGREEMENT) in accordance with the LICENSE AGREEMENT, all rights of BUTAMAX under Section 9(a) of this AGREEMENT and all obligations of GEVO, its AFFILIATES and other GEVO SUBLICENSEES under Section 9(a) of this AGREEMENT shall terminate automatically immediately without requirement of any further notice, except that (i) all rights of GEVO under Section 9(b) of this AGREEMENT and all obligations of the BUTAMAX PARTIES, their wholly owned subsidiaries, their other AFFILIATES, or other BUTAMAX SUBLICENSEES under Section 9(b) of this AGREEMENT, and (ii) all other provisions of this AGREEMENT (including the releases under Section 3 and confidentiality obligations under Section 4) shall survive such termination.   For the avoidance of doubt, all provisions of the LICENSE AGREEMENT that survive the termination of the GEVO PATENT TERM under the LICENSE AGREEMENT (including each of BUTAMAX’s and GEVO’s obligations to pay royalties and, with respect to GEVO, TECHNOLOGY FEES (as defined in the LICENSE AGREEMENT)) shall survive such termination.

7.ASSIGNMENT

(a)

No BUTAMAX PARTY may assign this AGREEMENT or any right or obligation under this AGREEMENT to any PERSON without the prior written consent of GEVO, and GEVO may not assign this AGREEMENT or any right or obligation under this AGREEMENT to any PERSON without the prior written consent of

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BUTAMAX; except that a PARTY may assign all of its rights and obligations under this AGREEMENT, without such consent:  (i) to an AFFILIATE of such PARTY, (A) if BUTAMAX is the assignor, only if BUTAMAX assigns to such AFFILIATE all patents and patent applications owned by BUTAMAX that are at issue in the SUBJECT LITIGATION, or (B) if GEVO is the assignor, only if GEVO assigns to such AFFILIATE all patents and patent applications owned by GEVO that are at issue in the SUBJECT LITIGATION, or (ii) to a PERSON (an “ACQUIRER”) that acquires all or substantially all of the business or assets of such PARTY (including through a merger in which such PARTY is not the surviving entity) to which this AGREEMENT pertains (A) if BUTAMAX is the assignor, including all patents and patent applications owned by BUTAMAX that are at issue in the SUBJECT LITIGATION, or (B) if GEVO is the assignor, including all patents and patent applications owned by GEVO that are at issue in the SUBJECT LITIGATION, or (iii) if DUPONT or BP is the assignor, to a PERSON (also, an “ACQUIRER”) that acquires all of the equity interest in BUTAMAX owned by the assignor; provided that, in each case with respect to the foregoing clauses (i), (ii) and (iii) (as applicable): (A) the assigning PARTY promptly provides written notice of such assignment to the other PARTIES, (B) the assignee agrees in writing to be bound by and comply with the terms and conditions of this AGREEMENT, (C) the assigning PARTY shall continue to be bound by and comply with the terms and conditions of this AGREEMENT, (D) any patents or patent applications owned or licensed by the assignee (except for patents and patent applications owned by the assigning PARTY that are at issue in the SUBJECT LITIGATION and assigned to such AFFILIATE or ACQUIRER) shall not be subject to any release granted under this AGREEMENT, and (E) with respect to assignment to an ACQUIRER under the foregoing clauses (ii) and (iii), the release assigned under this AGREEMENT shall apply to such ACQUIRER only with respect to such business and assets of the assigning PARTY acquired by such ACQUIRER and shall not extend to any other activity conducted by such ACQUIRER or any of its subsidiaries or affiliates prior to, on or after the effective date of the assignment even if of the same or similar type as activities conducted by the assigning PARTY with respect to such business or assets acquired by such ACQUIRER.  Subject to the terms and conditions of this AGREEMENT, this AGREEMENT shall be binding upon and inure to the benefit of each PARTY and its successors and permitted assigns.  For the avoidance of doubt, any merger of another entity into a PARTY (with such PARTY as the surviving entity) or any sale of ownership of equity securities of a PARTY shall not be deemed to be an assignment for purposes of this Section 7.

(b)

In the event that a PERSON that is not, as of the EFFECTIVE DATE, an AFFILIATE of a PARTY, later becomes an AFFILIATE of a PARTY (a “NEW AFFILIATE”), such NEW AFFILIATE shall be deemed to be an AFFILIATE of such PARTY for the purposes of this AGREEMENT only from and after the effective date on which such NEW AFFILIATE becomes an AFFILIATE of such PARTY; it being agreed that nothing herein shall limit or impair a PARTY’s rights to prosecute or maintain any litigation against any NEW AFFILIATE with respect to facts, events and circumstances occurring prior to the effective date on which such NEW AFFILIATE becomes an AFFILIATE of the other PARTY.  Furthermore, in the event an AFFILIATE of a PARTY ceases to be an AFFILIATE of such PARTY (a “DEPARTING AFFILIATE”), the rights and obligations under this AGREEMENT (to the extent such rights and obligations relate to such

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DEPARTING AFFILIATE), including the releases granted under Section 3, confidentiality obligations under Section 4, and obligations with respect to PATENT CHALLENGES under Section 9, shall continue to apply to such DEPARTING AFFILIATE as if such DEPARTING AFFILIATE remained an AFFILIATE.

(c)

BUTAMAX may assign or transfer to any PERSON any patents or patent applications owned by BUTAMAX that are at issue in the SUBJECT LITIGATION without GEVO’s consent, and GEVO may assign or transfer to any PERSON any patents or patent applications owned by GEVO that are at issue in the SUBJECT LITIGATION without BUTAMAX’s consent, in each case, together with the provisions of this AGREEMENT to the extent relating to such assigned patents and patent applications; provided that (i) the assigning PARTY promptly provides written notice of such assignment to the other PARTY, and (ii) the assignee agrees in writing to be bound by and comply with the provisions of this AGREEMENT to the extent relating to such assigned patents and patent applications, provided, further, that, any other patents or patent applications owned or licensed by the assignee (except for such patents and patent applications owned by the assigning PARTY that are at issue in the SUBJECT LITIGATION and assigned to such assignee) shall not be subject to any release granted under this AGREEMENT and the assignee shall not receive any release granted under this AGREEMENT.

8.Dispute Resolution

The provisions of this Section 8 shall be subject to Section 8(f).

(a)

The PARTIES recognize that bona fide disputes may arise from time to time that may relate to or arise from the PARTIES’ rights or obligations under this AGREEMENT, including the breach, termination or validity thereof. The PARTIES shall use all reasonable efforts to resolve such disputes in an amicable manner and shall resolve such dispute in accordance with this Section 8.

(b)

If the PARTIES are unable to resolve any such dispute within thirty (30) days after consultation between responsible counsel of the BUTAMAX PARTIES and GEVO, a PARTY may, by written notice to another PARTY, have such dispute referred to the respective nominees of the PARTIES, who shall be senior executives with the authority to resolve such disputes. Such nominees shall attempt to resolve the referred dispute by good faith negotiations within thirty (30) days after such notice is received.

(c)

If the designated nominees are not able to resolve such dispute within such thirty (30) day period under Section 8(b), the PARTIES shall attempt in good faith to resolve such dispute promptly by confidential mediation process under the then-current International Institute for Conflict Prevention and Resolution (“CPR”) Mediation Procedure within thirty (30) days after the mediation begins.

(d)

If, after such good faith participation in such mediation process set forth in Section 8(c), the PARTIES cannot resolve such dispute, such dispute shall be finally resolved by binding arbitration in accordance with the CPR Rules for Administered Arbitration by three arbitrators, of whom each of the BUTAMAX

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PARTIES and GEVO shall designate one, with the third arbitrator to be designated by the two PARTY appointed arbitrators. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.  The place of the arbitration shall be New York, New York.

(i)

Unless the arbitrators find good reason to proceed on a different schedule:  (A) an initial pre-hearing conference for the planning and scheduling of the proceeding will be held within thirty (30) days from the date that the third arbitrator is appointed, (B) all discovery shall be completed within seven (7) months of such initial pre-hearing conference, and (C) a maximum of two (2) sessions for the presentation of evidence that will total no more than ten (10) hearing days shall be concluded within nine (9) months from the date that the third arbitrator is appointed.

(ii)

The arbitrators shall require that, unless otherwise agreed to by the PARTIES, a transcript of the hearing shall be maintained and shall be considered CONFIDENTIAL INFORMATION.  The arbitrators shall conduct the arbitration in accordance with the requirements of the CPR Arbitration Appeal Procedure.

(iii)

A PARTY may file an appeal only under the CPR Arbitration Appeal Procedure from any final award of an arbitral panel in any arbitration arising out of or related to this AGREEMENT.  Unless otherwise agreed by the PARTIES and the appeal tribunal, the appeal shall be conducted at the place of the original arbitration.

(e)

Unless the arbitrators decide otherwise, GEVO, on the one hand, and the BUTAMAX PARTIES, on the other hand, shall share equally the costs or fees associated with retaining any arbitrators or mediators pursuant to this Section 8, and GEVO and the BUTAMAX PARTIES shall otherwise bear their own costs and attorneys’ fees (except as otherwise provided in Section 9).

(f)

Notwithstanding the provisions in this Section 8, each PARTY reserves the right to seek temporary or permanent injunctive or other equitable relief through an award of such relief in arbitration or in a court of competent jurisdiction at any time, if, in good faith, the complaining PARTY believes that immediate injunctive or other equitable relief is necessary to protect its business interests while the PARTIES attempt to negotiate a resolution of, mediate, or arbitrate the dispute.

(g)

For clarity, DuPont and GEVO agree that  any dispute that relates to or arises from the PARTIES’ rights or obligations under this AGREEMENT will be resolved as provided for in Section 8 hereof, and not in some other forum not contemplated hereunder.

9.PATENT CHALLENGES

(a)	By GEVO
(i)	During the BUTAMAX PATENT TERM, GEVO shall not, shall cause its wholly-owned subsidiaries not to, shall not cause GEVO’s other

LEGAL_US_W # 82848916.3	12

AFFILIATES to, and shall contractually require other GEVO SUBLICENSEES not to, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any Patent Challenge of any patents or patent applications owned by BUTAMAX that are at issue in the SUBJECT LITIGATION.

(ii)

In the event that, during the BUTAMAX PATENT TERM, GEVO or its wholly-owned subsidiaries, or GEVO causes its other AFFILIATES to, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any Patent Challenge of any patents or patent applications owned by BUTAMAX that are at issue in the SUBJECT LITIGATION, (x) such act or omission shall be deemed a material breach of this Section 9(a) by GEVO, (y) BUTAMAX may notify GEVO of such breach, and (z) GEVO shall have thirty (30) days to cure such breach.  If GEVO fails to cure such breach and continues to breach this Section 9(a) at the end of such thirty (30)-day period, BUTAMAX shall be entitled to invoke the relief set forth in Section 9(a)(iv) against GEVO.

(iii)

In the event that, during the BUTAMAX PATENT TERM, any AFFILIATE of GEVO or another GEVO SUBLICENSEE, directly or indirectly through a THIRD PARTY, makes or causes to be made, or participates or assists in making, any Patent Challenge of any patents or patent applications owned by BUTAMAX that are at issue in the SUBJECT LITIGATION, (x) such act or omission shall be deemed a material breach of this Section 9(a) (or the corresponding provisions in the sublicense agreement) by such AFFILIATE of GEVO or other GEVO SUBLICENSEE, (y) BUTAMAX may notify such AFFILIATE of GEVO or other GEVO SUBLICENSEE of such breach, and (z) such AFFILIATE of GEVO or other GEVO SUBLICENSEE shall have thirty (30) days to cure such breach.  If such AFFILIATE of GEVO or other GEVO SUBLICENSEE fails to cure such breach and continues to breach this Section 9(a) (or the corresponding provisions in the sublicense agreement) at the end of such thirty (30)-day period, BUTAMAX shall be entitled to invoke the relief set forth in Section 9(a)(iv) against such AFFILIATE of GEVO or other GEVO SUBLICENSEE directly.

(iv)

Upon breach of this Section 9(a) (or the corresponding provisions in the sublicense agreement) by GEVO, its AFFILIATES or other GEVO SUBLICENSEES, the following relief shall apply (and references to GEVO and sections of this AGREEMENT or the LICENSE AGREEMENT shall be deemed to also apply to GEVO’s AFFILIATES and other GEVO SUBLICENSEES and the corresponding provisions in the applicable sublicense agreements):

(1)	Any termination of the PARTIES’ rights and obligations under Section 9(b) shall be in accordance with Section 6(c);
(2)

In the event that BUTAMAX does not exercise its termination rights under the LICENSE AGREEMENT, then the royalty rate payable by GEVO to BUTAMAX under Section 3(a) of the LICENSE AGREEMENT for BIOBUTANOL sold or otherwise

LEGAL_US_W # 82848916.3	13

transferred shall be increased in accordance with Section 4(a)(iv)(2) of the LICENSE AGREEMENT;
(3)	Upon BUTAMAX’s request, GEVO shall immediately pay BUTAMAX liquidated damages in accordance with Section 4(a)(iv)(3) of the LICENSE AGREEMENT;
(4)	Upon BUTAMAX’s request, GEVO shall immediately pay BUTAMAX liquidated damages in accordance with Section 4(a)(iv)(4) of the LICENSE AGREEMENT;
(5)	In the event GEVO fails to pay BUTAMAX any amounts owed under this Section 9(a), BUTAMAX may deduct such amounts from any amounts that BUTAMAX owes to GEVO under the LICENSE AGREEMENT;
(6)	Upon BUTAMAX’s request, GEVO shall reimburse BUTAMAX for any and all attorneys’ fees and expenses arising out of or relating to GEVO’s breach of this Section 9(a); and
(7)

BUTAMAX and GEVO agree and stipulate that regardless of any possibility or opportunity for cure under this Agreement, BUTAMAX will be immediately and irreparably injured by GEVO’s breach of this Section 9(a), for which money damages may not be adequate, and GEVO stipulates and agrees to the entry of an immediate injunctive relief, specific performance, and any other appropriate equitable relief in any court with jurisdiction prohibiting GEVO’s continued breach of this Section 9(a).

(b)	By BUTAMAX
(i)

During the GEVO PATENT TERM, the BUTAMAX PARTIES shall not, shall cause their wholly-owned subsidiaries not to, shall not cause their other AFFILIATES to, and shall contractually require other BUTAMAX SUBLICENSEES not to, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any Patent Challenge of any patents or patent applications owned by GEVO that are at issue in the SUBJECT LITIGATION.

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(ii)

In the event that, during the GEVO PATENT TERM, any BUTAMAX PARTY, or its wholly-owned subsidiary, or any BUTAMAX PARTY causes its other AFFILIATES to, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any Patent Challenge of any patents or patent applications owned by GEVO that are at issue in the SUBJECT LITIGATION, (x) such act or omission shall be deemed a material breach of this Section 9(b) by BUTAMAX,  (y) GEVO may notify BUTAMAX of such breach, and (z) BUTAMAX shall have thirty (30) days to cure such breach.  If BUTAMAX fails to cure such breach and continues to breach this Section 9(b) at the end of such thirty (30)-day period, GEVO shall be entitled to invoke the relief set forth in Section 9(b)(iv) against BUTAMAX.

(iii)

In the event that, during the GEVO PATENT TERM, any AFFILIATE of the BUTAMAX PARTIES or another BUTAMAX SUBLICENSEE, directly or indirectly through a THIRD PARTY, makes or causes to be made, or participates or assists in making, any Patent Challenge of any patents or patent applications owned by GEVO that are at issue in the SUBJECT LITIGATION, (x) such act or omission shall be deemed a material breach of this Section 9(b) (or the corresponding provisions in the sublicense agreement) by such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE, (y) GEVO may notify such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE of such breach, and (z) such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE shall have thirty (30) days to cure such breach.  If such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE fails to cure such breach and continues to breach this Section 9(b) (or the corresponding provisions in the sublicense agreement) at the end of such thirty (30)-day period, GEVO shall be entitled to invoke the relief set forth in Section 9(b)(iv) against such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE directly.

(iv)

Upon breach of this Section 9(b) (or the corresponding provisions in the sublicense agreement) by BUTAMAX, its AFFILIATES or other BUTAMAX SUBLICENSEES, the following relief shall apply (and references to BUTAMAX and sections of this AGREEMENT or the LICENSE AGREEMENT shall be deemed to also apply to BUTAMAX’s AFFILIATES and other BUTAMAX SUBLICENSEES and the corresponding provisions in the applicable sublicense agreements):

(1)	Any termination of the PARTIES’ rights and obligations under Section 9(a) shall be in accordance with Section 6(d);
(2)

In the event that GEVO does not exercise its termination rights under the LICENSE AGREEMENT, then the royalty rate payable by BUTAMAX to GEVO under Section 3(b) of the LICENSE AGREEMENT for BIOBUTANOL sold or otherwise transferred shall be increased in accordance with Section 4(b)(iv)(2) of the LICENSE AGREEMENT;

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(3)	Upon GEVO’s request, BUTAMAX shall immediately pay GEVO liquidated damages in accordance with Section 4(b)(iv)(3) of the LICENSE AGREEMENT;
(4)	Upon GEVO’s request, BUTAMAX shall immediately pay GEVO liquidated damages in accordance with Section 4(b)(iv)(4) of the LICENSE AGREEMENT;
(5)	In the event BUTAMAX fails to pay GEVO any amounts owed under this Section 9(b), GEVO may deduct such amounts from any amounts that GEVO owes to BUTAMAX under the LICENSE AGREEMENT;
(6)	Upon GEVO’s request, BUTAMAX shall reimburse GEVO for any and all attorneys’ fees and expenses arising out of or relating to BUTAMAX’s breach of this Section 9(b); and
(7)

BUTAMAX and GEVO agree and stipulate that regardless of any possibility or opportunity for cure under this Agreement, GEVO will be immediately and irreparably injured by BUTAMAX’s breach of this Section 9(b), for which money damages may not be adequate, and BUTAMAX stipulates and agrees to the entry of an immediate injunctive relief, specific performance, and any other appropriate equitable relief in any court with jurisdiction prohibiting BUTAMAX’s continued breach of this Section 9(b).

10.Miscellaneous

(a)

Further Assurance. The PARTIES each agree to perform any lawful additional acts, as are reasonably necessary to effectuate the purpose and objectives of this AGREEMENT, including executing such additional documents, cooperating in court filings or proceedings, and securing such consents and approvals to effectuate same.

(b)	Exhibits. The appended Exhibits form an integral part of this AGREEMENT and the terms and conditions in the Exhibits are incorporated herein.
(c)

Entire Agreement. This AGREEMENT, including the Exhibits attached hereto and the LICENSE AGREEMENT, constitutes the entire agreement between the BUTAMAX PARTIES and GEVO with respect to the subject matter of this AGREEMENT and the LICENSE AGREEMENT; and all prior negotiations and understandings between the BUTAMAX PARTIES, on the one hand, and GEVO, on the other hand, relating to the subject matter hereof shall be deemed merged into this AGREEMENT and the LICENSE AGREEMENT.  However, nothing herein shall replace, delete, contravene, or release the terms of the SETTLEMENT CDA or the LICENSE AGREEMENT.  In case of any ambiguity or conflict between the terms and conditions of this AGREEMENT and the LICENSE AGREEMENT, the terms and conditions of the LICENSE AGREEMENT shall control.

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(d)

Sufficiency of Consideration.  Other than the obligations set forth in this AGREEMENT and the LICENSE AGREEMENT, the PARTIES each acknowledge and agree that no additional consideration is required or owing to the other, and that sufficient consideration has passed between them to render this AGREEMENT valid and enforceable.

(e)

Construction.  Each PARTY acknowledges and agrees that (i) in the event of any dispute or ambiguity concerning the interpretation or construction of this Agreement, no presumption or burden of proof shall exist with respect to the PARTY initially drafting this AGREEMENT or by virtual of authorship of any of the language or provisions in this AGREEMENT, (ii) all PARTIES have participated jointly in the negotiation and drafting of this AGREEMENT and this AGREEMENT has been negotiated at arms’ length between sophisticated PARTIES, and (iii) each PARTY has had ample opportunity to influence the choice of language and provisions in this AGREEMENT.  The headings and captions used in this AGREEMENT are for reference purposes only and shall not affect in any way the meaning or interpretation of this AGREEMENT.  Unless otherwise indicated to the contrary herein by the context or use thereof, (i) the words “herein,” “hereto,” “hereof” and words of similar import refer to this AGREEMENT as a whole and not to any particular Article, Section or paragraph hereof; (ii) the words “include” and “including” and variations thereof shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation”; (iii) words importing the singular shall also include the plural, and vice versa; (iv) words denoting any gender shall include all genders; (v) references to a PERSON are also to its successors and permitted assigns; (vi) the conjunction “or” shall be understood in its inclusive sense (“and/or”); and (vii) the word “will” shall be construed to have the same meaning and effect as the word “shall,” and vice versa.  Unless otherwise set forth herein, with respect to any consent or approval of a PARTY required under this AGREEMENT, such consent or approval shall be subject to such PARTY’s sole discretion.  When determining whether an invention, product, process or method is covered by a claim of a patent or patent application, such determination shall be made by taking into consideration each claim of such patent or patent application unless and until to the extent that such claim is found to be invalid or unenforceable by a final, non-appealable decision in arbitration or of a court of competent jurisdiction or such claim is finally rejected by the United States Patent and Trademark Office or a similar patent office in another jurisdiction.

(f)	Modifications. This AGREEMENT may not be amended, altered, or modified, in whole or in part, except by an instrument in writing executed by all of the PARTIES hereto.
(g)

Severability.  If any clause, provision, or section of this Agreement, shall, for any reason, be held illegal, invalid or unenforceable, the Parties shall negotiate in good faith and in accordance with reasonable standards of fair dealing, a valid, legal, and enforceable substitute provision or provisions that most nearly reflect the original intent of the Parties under this Agreement in a manner that is commensurate in magnitude and degree with the changes arising as a result of any such substitute provision or provisions. All other provisions in this Agreement shall remain in full force and effect and shall be construed in order to carry out the original intent of the Parties as nearly as

LEGAL_US_W # 82848916.3	17

possible (consistent with the necessary reallocation of benefits) and as if such invalid, illegal, or unenforceable provision had never been contained herein.
(h)

Waiver.  Any failure by a PARTY to this Agreement to insist upon the strict performance by another PARTY of any of the provision of this Agreement shall not be deemed a waiver of any of the provisions of this Agreement, and each PARTY, notwithstanding such failure, shall have the right thereafter to insist upon the specific performance of any and all of the provisions of this Agreement. There shall be no estoppel against the enforcement of any provision of this Agreement, except by written instruments signed by the PARTY charged with the waiver or estoppel.  No written waiver shall be deemed a continuing waiver unless specifically stated therein, and the written waiver shall operate only as to the specific term or condition waived, and not for the future or as to any other act than that specifically waived.

(i)

Notices.  Any notice, disclosure, report, request, consent, approval or other communication required or permitted by this AGREEMENT shall be in writing and served either (1) by hand delivery or (2) by facsimile and United States mail, first-class, postage prepaid, and addressed to the facsimile and address set forth below:

If to BUTAMAX:

Butamax Advanced Biofuels LLC
Routes 141 and Henry Clay
Wilmington, DE 19880
Attention: General Counsel
Fax number:  302-695-2867

or such other person or address as Butamax designates in writing.

If to GEVO: Gevo, Inc. 345 Inverness Drive South Building C, Suite 310 Englewood, CO 80112 Attention: General Counsel Fax number: 303-858-8431 or such other person or address as GEVO designates in writing.

If to DUPONT:

E.I. du Pont de Nemours & Company
Chestnut Run Plaza
974 Centre Road
P.O. Box 2915
Wilmington, DE 19805
Attention: General Counsel
Fax number:  302-999-5094

or such other person or address as DuPont designates in writing.

If to BP: BP Biofuels North America LLC 501 Westlake Park Boulevard Houston, TX 77079 Attention: President Fax number: 866-662-0763 or such other person or address as BP designates in writing.

(j)

Governing Law.  The LAW of the State of Delaware (excluding its choice of LAW or conflicts of LAW provisions) shall govern the interpretation, performance and enforcement of this AGREEMENT, including discussions undertaken pursuant to Section 8 above.

LEGAL_US_W # 82848916.3	18

(k)

Damages.  Each PARTY acknowledges and agrees that (i) in the event of any breach of Section 9 by a PARTY, damages likely to result from such breach are difficult to estimate, and (ii) the breaching PARTY’s obligations to pay any amounts set forth in Section 9 are reasonable under the circumstances, and such amounts do not constitute a penalty, but rather represent a fair, reasonable, and appropriate estimate of damages arising as a result of such breach.

(l)

Third Party Beneficiaries.  This AGREEMENT shall not be deemed to create any obligations of a PARTY to a PERSON who is not a PARTY to this AGREEMENT or create any rights in such PERSON against a PARTY under this AGREEMENT.

(m)

Relationship of the Parties.  This AGREEMENT shall not be construed as rendering a PARTY as the representative or agent of another PARTY.  Nor shall a PARTY by virtue of this AGREEMENT have the right or authority to make any promise, guarantee, warranty, or representation, or to assume, create, or incur any fiduciary duty or other liability or obligation against, or on behalf of, another PARTY.  This AGREEMENT shall not be construed to be any franchising, partnership, joint venture or other joint business arrangement between the BUTAMAX PARTIES, on the one hand, and GEVO, on the other hand.

(n)	Remedies Cumulative. All remedies provided for in this AGREEMENT shall be cumulative and in addition to, and not in lieu of, any other remedies available to a PARTY at LAW, in equity or otherwise.
(o)

Counterparts.  This AGREEMENT and any counterpart original thereof may be executed and transmitted by facsimile or by emailed portable document format (“.pdf”) document. The facsimile or .pdf signature shall be valid and acceptable for all purposes as if it were an original. This AGREEMENT may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this AGREEMENT, it shall not be necessary to produce or account for more than one such counterpart.  This AGREEMENT will not be binding until it has been signed below by all PARTIES.

(Signature page follows)

LEGAL_US_W # 82848916.3	19

IN WITNESS WHEREOF, the authorized representatives of the PARTIES have duly executed this AGREEMENT as of the date first above written.

Butamax Advanced Biofuels LLC		Gevo, Inc.

By:	/s/ Paul Beckwith	By:	/s/ Patrick Gruber
Name:	Paul Beckwith	Name:	Patrick R. Gruber
Title:	CEO, Butamax	Title:	CEO
Date:	8/22/2015	Date:	8/22/15

E. I. du Pont de Nemours and Company		BP Biofuels North America LLC

By:	/s/ Jan Koninckx	By:	/s/ Craig W. Coburn
Name:	Jan Koninckx	Name:	Craig W. Coburn
Title:	Business Director	Title:	Director
Date	8/22/2015	Date:	8/22/2015

Settlement Agreement and Mutual Release Signature Page

LEGAL_US_W # 82848916.3

EXHIBIT A

SUBJECT LITIGATION

BUTAMAX / GEVO COURT LITIGATIONS

Patents-in-Suit	Patent Owner	District Of Delaware Docket No.	Date of Filing
7,993,889	Butamax	1:11-cv-00697-SLR	8/9/2011
7,851,188	Butamax	1:11-cv-00054-SLR	1/14/2011
7,993,889	Butamax	1:11-cv-00054-SLR	1/14/2011
8,017,375	Gevo	1:13-cv-576-SLR	4/11/2013
8,017,376	Gevo	1:13- cv-576-SLR	4/11/2013
8,133,715	Gevo	1:12-cv-00301-SLR	3/13/2012
8,153,415	Gevo	1:12-cv-00448-SLR	4/10/2012
8,101,808	Gevo	1:12-cv-00070-SLR	1/24/2012
8,158,404	Gevo	1:12-cv-00448-SLR	4/10/2012
8,178,328	Butamax	1:12-cv-00602-SLR	5/15/2012
8,222,017	Butamax	1:12-cv-01014-SLR	8/6/2012
8,129,162	Butamax	1:12-cv-00298-SLR	3/12/2012
8,232,089	Butamax	1:12-CV-00999-SLR	7/31/2012

LEGAL_US_W # 82848916.3

Patents-in-Suit	Patent Owner	District Of Delaware Docket No.	Date of Filing
8,273,565	Gevo	1:12-cv-01201-SLR; 1:12-cv-01202-SLR	9/25/2012
8,241,878	Butamax	1:12-cv-01036-SLR	8/14/2012
8,273,558	Butamax	1:12-cv-01200-SLR	9/25/2012
8,283,144	Butamax	1:12-cv-01300-SLR	10/8/2012
8,283,505	Gevo	1:12-cv-01301-SLR	10/8/2012
8,232,089	Gevo	1:12-cv-01724-SLR (Transferred from TX 2:12-cv-00417)	7/30/2012
8,241,878	Gevo	1:12-cv-01725-SLR (Transferred from TX 2:12-cv-00435)	12/18/2012
Cases before Federal Circuit Court of Appeals: 12-1490, 1508, and 13-1342

LEGAL_US_W # 82848916.3

BUTAMAX / GEVO PATENT OFFICE PROCEEDINGS

Patent Challenged	Patent Owner	Control No.	Date of Filing	Decision
7,851,188	Butamax	95/001,718	8/18/2011	Not instituted
		95/001,857	12/19/2011	Appeal
7,993,889	Butamax	95/001,735	9/1/2011	Pending
		90/012,503	9/12/2012	Pending
8,178,328	Butamax	95/001,998	6/21/2012	Appeal
8,241,878	Butamax	95/002,167	9/10/2012	Appeal
8,017,375	Gevo	95/002,158	4/11/2013	Final
8,017,376	Gevo	95/001,870	1/10/2012	Final
8,101,808	Gevo	95/000,666	5/7/2012	Pending
8,133,715	Gevo	95/002,159	9/7/2012	Final
8,153,415	Gevo	95/002,174	9/10/2012	Final
8,158,404	Gevo	95/002,177	9/11/2012	Pending
8,232,089	Gevo	95/002,227	9/14/2012	Final
8,304,588	Gevo	IPR2013-00214	3/26/2013	Appeal

LEGAL_US_W # 82848916.3

Patent Challenged	Patent Owner	Control No.	Date of Filing	Decision
8,283,505	Gevo	IPR2013-00215	3/26/2013	Final
8,273,565	Gevo	IPR2013-00539	8/30/2013	Final
8,193,402	Gevo	IPR2014-00142	11/11/2013	Final
8,376,160	Gevo	IPR2014-00143	11/11/2013	Final
8,487,149	Gevo	IPR2014-00144	11/11/2013	Final
8,546,627	Gevo	IPR2014-00250	12/16/2013	Final
8,373,012	Gevo	IPR2014-00402	1/31/2014	Final

LEGAL_US_W # 82848916.3

EXHIBIT B

1)

DISTRICT COURT AND FEDERAL CIRCUIT ACTIVITY:   Upon execution of this AGREEMENT, the PARTIES will jointly request, in the most expedient means possible, including requesting a telephone conference with the District Court, that the District Court vacate and withdraw its decisions and Orders concerning the PARTIES’ substantive motions including their motions for summary judgment, and the Order dated August 3, 2015 in matters 12-1036, 12-1300 and 12-1200.  Should the District Court refuse to vacate that decision and Order, then BUTAMAX reserves all rights to take such further action as may be appropriate in connection with the patents at issue in those matters, either in court or before the PTO, which GEVO shall not oppose or resist in any way, and the PARTIES will then file the dismissals applicable to those matters as set forth in Exhibit C.

2)

FEDERAL CIRCUIT CURRENTLY PENDING MATTERS:   Upon execution of this AGREEMENT, the PARTIES will jointly request, in the most expedient means possible, including requesting a telephone conference with the Federal Circuit Court, to inform the Federal Circuit Court that the matter has been resolved, and requesting that the Federal Circuit Court immediately dismiss as moot any pending appeal or action before it between the PARTIES including those listed in EXHIBIT A.

[ *** ]	*

* Confidential Treatment Requested

LEGAL_US_W # 82848916.3

EXHIBIT C

Form Stipulations of Dismissal

Attached

LEGAL_US_W # 82848916.3

Nos. 2012-1490, -1508

In the United States Court of Appeals
for the Federal Circuit

Butamax(tm) Advanced Biofuels LLC.,

Plaintiff/Counterclaim Defendant-
Appellant,

and

E.I. du Pont de Nemours and Co.,

Counterclaim Defendant,

v.

Gevo, Inc.,

Defendant/Counterclaimant-
Cross Appellant.

Appeals from the United States District Court for the District of Delaware
in Case No. 11-cv-54-SLR, Judge Sue L. Robinson

STIPULATION OF VOLUNTARY DISMISSAL

Leora Ben-Ami Christopher T. Jagoe Benjamin A. Lasky KIRKLAND & ELLIS LLP 601 Lexington Avenue New York, NY 10022 (212) 446-4800
Counsel for Plaintiff/Counterclaim Defendant- Appellant ButamaxTM Advanced Biofuels LLC

August 19, 2015

LEGAL_US_W # 82848916.3

IT IS HEREBY STIPULATED AND AGREED by and among all parties that the above captioned appeal and cross-appeal are voluntarily dismissed with prejudice pursuant to Fed. R. Appl. P. 42(b) with each party to bear its own fees and costs.

August 19, 2015	Respectfully submitted,

Leora Ben-Ami

Christopher T. Jagoe

Benjamin A. Lasky

Kirkland & Ellis LLP

601 Lexington Avenue

New York NY 10022

(212) 446-4800

Counsel for Plaintiff/Counterclaim Defendant-Appellant ButamaxTM Advanced Biofuels LLC

LEGAL_US_W # 82848916.3

Certificate of SERVICE

On this 19th day of August 2015, the undersigned caused a copy of the foregoing brief to be served via the ECF system on all counsel of record, and copies of the public and confidential versions of the foregoing brief to be served via email and Federal Express Overnight delivery upon the following:

James P. Brogan Michelle Rhyu Carolyn V. Juarez Cooley LLP 380 Interlocken Crescent, Suite 900 Broomfield, CO 80021 Tel: (720) 566-4227 jpbrogan@cooley.com mrhyu@cooley.com cjuarez@cooley.com	Lori R. Mason Benjamin G. Damstedt Cooley LLP Five Palo Alto Square, 3000 El Camino Real Palo Alto, CA 94306-2155 Tel: (650) 843-5000 bdamstedt@cooley.com lmason@cooley.com
Thomas Grimm Jeremy A. Tigan Morris, Nichols, Arsht, & Tunnell LLP 1201 North Market St. P.O. Box 1347 Wilmington, DE 19899 Tel: (302) 658-9200 tgrimm@mnat.com jtigan@mnat.com

Gerald J. Flattmann

Joseph O’Malley, Jr.

Anthony Michael

Preston K. Ratliff II

Paul Hastings LLP

75 East 55th Street

New York, NY 10022

Tel: (212) 318-6000

geraldflattmann@paulhastings.com

josephomalley@paulhastings.com

anthonymichael@paulhastings.com

prestonratliff@paulhastings.com

Stephen B. Kinnaird Paul Hastings LLP 875 15th Street, N.W. Washington, D.C. 20005 Tel: (202) 551-1700 stephenkinnaird@paulhastings.com

LEGAL_US_W # 82848916.3

No. 13-1342

In the United States Court of Appeals
for the Federal Circuit

Butamax(tm) Advanced Biofuels LLC.,

Plaintiff -Appellant,

v.

Gevo, Inc.,

Defendant-Appellee.

Appeals from the United States District Court for the District of Delaware in Case No. 11-cv-54-SLR, Judge Sue L. Robinson

VOLUNTARY DISMISSAL

Leora Ben-Ami Thomas F. Fleming Christopher T. Jagoe Peter B. Silverman KIRKLAND & ELLIS LLP 601 Lexington Avenue New York, NY 10022 (212) 446-4800
Counsel for Plaintiff-Appellant ButamaxTM Advanced Biofuels LLC

August 19, 2013

LEGAL_US_W # 82848916.3

IT IS HEREBY STIPULATED AND AGREED by and among all parties that the above captioned appeal and cross-appeal are voluntarily dismissed with prejudice pursuant to Fed. R. Appl. P. 42(b) with each party to bear its own fees and costs.

August 19, 2015	Respectfully submitted,

Leora Ben-Ami

Christopher T. Jagoe

Benjamin A. Lasky

Kirkland & Ellis LLP

601 Lexington Avenue

New York NY 10022

(212) 446-4800

Counsel for Plaintiff/Counterclaim Defendant-Appellant ButamaxTM Advanced Biofuels LLC

LEGAL_US_W # 82848916.3

Certificate of SERVICE

On this 19th day of August 2015, the undersigned caused a copy of the foregoing brief to be served via the ECF system on all counsel of record, and copies of the public and confidential versions of the foregoing brief to be served via email and Federal Express Overnight delivery upon the following:

James P. Brogan Michelle Rhyu Carolyn V. Juarez Cooley LLP 380 Interlocken Crescent, Suite 900 Broomfield, CO 80021 Tel: (720) 566-4227 jpbrogan@cooley.com mrhyu@cooley.com cjuarez@cooley.com	Lori R. Mason Benjamin G. Damstedt Cooley LLP Five Palo Alto Square, 3000 El Camino Real Palo Alto, CA 94306-2155 Tel: (650) 843-5000 bdamstedt@cooley.com lmason@cooley.com
Thomas Grimm Jeremy A. Tigan Morris, Nichols, Arsht, & Tunnell LLP 1201 North Market St. P.O. Box 1347 Wilmington, DE 19899 Tel: (302) 658-9200 tgrimm@mnat.com jtigan@mnat.com

Gerald J. Flattmann

Joseph O’Malley, Jr.

Anthony Michael

Preston K. Ratliff II

Paul Hastings LLP

75 East 55th Street

New York, NY 10022

Tel: (212) 318-6000

geraldflattmann@paulhastings.com

josephomalley@paulhastings.com

anthonymichael@paulhastings.com

prestonratliff@paulhastings.com

Stephen B. Kinnaird Paul Hastings LLP 875 15th Street, N.W. Washington, D.C. 20005 Tel: (202) 551-1700 stephenkinnaird@paulhastings.com

LEGAL_US_W # 82848916.3

No. 2015-1317

In the United States Court of Appeals
for the Federal Circuit

Gevo, Inc.,

Appellant,

v.

Butamax(tm) Advanced Biofuels LLC.,

Appellee.

Appeals from the United States Patent and Trademark Office, Patent Trial and Appeal Board in Inter Partes Review No. IPR2013-00214

STIPULATION OF VOLUNTARY DISMISSAL

Deborah A. Sterling Paul A. Ainsworth Sterne, Kessler, Goldstein & Fox, PLLC 1100 New York Avenue, N.W. Washington, D.C. 20005
Counsel for Appellee, ButamaxTM Advanced Biofuels LLC

August 19, 2015

LEGAL_US_W # 82848916.3

IT IS HEREBY STIPULATED AND AGREED by and among all parties that the above captioned appeal and cross-appeal are voluntarily dismissed with prejudice pursuant to Fed. R. Appl. P. 42(b) with each party to bear its own fees and costs.

August 19, 2015	Respectfully submitted,
Deborah A. Sterling Paul A. Ainsworth Sterne, Kessler, Goldstein & Fox, PLLC 1100 New York Avenue, N.W. Washington, D.C. 20005 Counsel for Appellee, ButamaxTM Advanced Biofuels LLC

LEGAL_US_W # 82848916.3

Certificate of SERVICE

On this 19th day of August 2015, the undersigned caused a copy of the foregoing brief to be served via the ECF system on all counsel of record, and copies of the public and confidential versions of the foregoing brief to be served via email and Federal Express Overnight delivery upon the following:

James P. Brogan Michelle Rhyu Carolyn V. Juarez Cooley LLP 380 Interlocken Crescent, Suite 900 Broomfield, CO 80021 Tel: (720) 566-4227 jpbrogan@cooley.com mrhyu@cooley.com cjuarez@cooley.com	Lori R. Mason Benjamin G. Damstedt Cooley LLP Five Palo Alto Square, 3000 El Camino Real Palo Alto, CA 94306-2155 Tel: (650) 843-5000 bdamstedt@cooley.com lmason@cooley.com
Thomas Grimm Jeremy A. Tigan Morris, Nichols, Arsht, & Tunnell LLP 1201 North Market St. P.O. Box 1347 Wilmington, DE 19899 Tel: (302) 658-9200 tgrimm@mnat.com jtigan@mnat.com

Gerald J. Flattmann

Joseph O’Malley, Jr.

Anthony Michael

Preston K. Ratliff II

Paul Hastings LLP

75 East 55th Street

New York, NY 10022

Tel: (212) 318-6000

geraldflattmann@paulhastings.com

josephomalley@paulhastings.com

anthonymichael@paulhastings.com

prestonratliff@paulhastings.com

Stephen B. Kinnaird Paul Hastings LLP 875 15th Street, N.W. Washington, D.C. 20005 Tel: (202) 551-1700 stephenkinnaird@paulhastings.com

LEGAL_US_W # 82848916.3

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

BUTAMAX™ ADVANCED BIOFUELS LLC, Plaintiff/Counterclaim Defendant, v. GEVO, INC., Defendant/Counterclaim Plaintiff, v. E. I. DUPONT DE NEMOURS AND COMPANY, Counterclaim Defendant.	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	C.A. No. 11-054 (SLR) JURY TRIAL DEMANDED

STIPULATION OF DISMISSAL

Pursuant to Fed. R. Civ. P. 41(a)(1)(A), and by stipulation of Plaintiff/Counterclaim Defendant Butamax™ Advanced Biofuels LLC (“Butamax”), Defendant/Counterclaim Plaintiff Gevo, Inc. (“Gevo”) and Counterclaim Defendant E. I. du Pont de Nemours and Company (“DuPont”), by their undersigned counsel, all of Plaintiffs’ claims and Defendants’ counterclaims in the above-captioned action shall be hereby dismissed with prejudice, each side to bear its own costs and attorneys’ fees.

Dated: August 21, 2015

LEGAL_US_W # 82848916.3

POTTER ANDERSON & CORROON LLP

By:     /s/

Richard L. Horwitz (#2246)

David E. Moore (#3983)

Bindu Palapura (#5370)

Hercules Plaza, 6th Floor

1313 N. Market Street

Wilmington, DE  19801

Tel: (302) 984-6000

rhorwitz@potteranderson.com

dmoore@potteranderson.com

bpalapura@potteranderson.com

Attorneys for Plaintiff Butamax™ Advanced Biofuels LLC and E. I. du Pont

de Nemours and Company

OF COUNSEL:

Leora Ben-Ami

Christopher T. Jagoe

Thomas F. Fleming

KIRKLAND & ELLIS LLP

601 Lexington Avenue

New York, NY 10022

Tel:  (212) 446-4600

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

By:   /s/

Thomas C. Grimm (#1098)

Jeremy A. Tigan (#5239)

1201 N. Market Street

P.O. Box 1347

Wilmington, DE  19899-1347

Tel: (302) 658-9200

tgrimm@mnat.com

jtigan@mnat.com

Attorneys for Defendant Gevo, Inc.

OF COUNSEL:

Stephen C. Neal

Michelle S. Rhyu

Daniel J. Knauss

COOLEY LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306

Tel: (650) 843-5000

James P. Brogan

COOLEY LLP

380 Interlocken Crescent, Suite 900

Broomfield, CO 80021

Tel: (720) 566-4000

Adam M. Pivovar

COOLEY LLP

1299 Pennsylvania Ave, Suite 700

Washington , DC 20004-2400

Tel: (202) 842-7800

Ellen Scordino

COOLEY LLP

500 Boylston Street, 14th Floor

Boston, MA 02116

Tel: (617) 937-2300

IT IS SO ORDERED, this	day of	2015.

U.S.D.J.

1199151/36429

LEGAL_US_W # 82848916.3	2

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

BUTAMAX™ ADVANCED BIOFUELS LLC, Plaintiff, v. GEVO, INC., Defendant.	) ) ) ) ) ) ) ) )	C.A. No. 12-298-SLR C.A. No. 12-301-SLR C.A. No. 12-448-SLR C.A. No. 12-602-SLR C.A. No. 12-1014-SLR ROUND 2 CASES

STIPULATION OF DISMISSAL

Pursuant to Fed. R. Civ. P. 41(a)(1)(A), and by stipulation of Plaintiff/Defendant Butamax™ Advanced Biofuels LLC (“Butamax”), Defendant/Plaintiff Gevo, Inc. (“Gevo”) and Defendant E. I. du Pont de Nemours and Company (“DuPont”), by their undersigned counsel, all of Plaintiffs’ claims and Defendants’ counterclaims in the above-captioned actions shall be hereby dismissed with prejudice, each side to bear its own costs and attorneys’ fees.

Dated: August 21, 2015

LEGAL_US_W # 82848916.3

POTTER ANDERSON & CORROON LLP

By:     /s/

Richard L. Horwitz (#2246)

David E. Moore (#3983)

Bindu Palapura (#5370)

Hercules Plaza, 6th Floor

1313 N. Market Street

Wilmington, DE  19801

Tel: (302) 984-6000

rhorwitz@potteranderson.com

dmoore@potteranderson.com

bpalapura@potteranderson.com

Attorneys for Plaintiff Butamax™ Advanced Biofuels LLC and E. I. du Pont de Nemours and Company

OF COUNSEL:

Leora Ben-Ami

Christopher T. Jagoe

Thomas F. Fleming

KIRKLAND & ELLIS LLP

601 Lexington Avenue

New York, NY 10022

Tel:  (212) 446-4600

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

By:   /s/

Thomas C. Grimm (#1098)

Jeremy A. Tigan (#5239)

1201 N. Market Street

P.O. Box 1347

Wilmington, DE  19899-1347

Tel: (302) 658-9200

tgrimm@mnat.com

jtigan@mnat.com

Attorneys for Defendant Gevo, Inc.

OF COUNSEL:

Stephen C. Neal

Michelle S. Rhyu

Daniel J. Knauss

COOLEY LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306

Tel:  (650) 843-5000

James P. Brogan

COOLEY LLP

380 Interlocken Crescent, Suite 900

Broomfield, CO 80021

Tel:  (720) 566-4000

Adam M. Pivovar

COOLEY LLP

1299 Pennsylvania Ave, Suite 700

Washington , DC 20004-2400

Tel:  (202) 842-7800

Ellen Scordino

COOLEY LLP

500 Boylston Street, 14th Floor

Boston, MA 02116

Tel:  (617) 937-2300

IT IS SO ORDERED, this	day of	2015.

U.S.D.J.

1199152/36429

LEGAL_US_W # 82848916.3	2

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

BUTAMAX™ ADVANCED BIOFUELS LLC, Plaintiff, v. GEVO, INC., Defendant.	) ) ) ) ) ) ) ) )	C.A. No. 12-1036-SLR-SRF C.A. No. 12-1200-SLR-SRF C.A. No. 12-1300-SLR-SRF ROUND 3 CASES

STIPULATION OF DISMISSAL

Pursuant to Fed. R. Civ. P. 41(a)(1)(A), and by stipulation of Plaintiff Butamax™ Advanced Biofuels LLC (“Butamax”) and Defendant Gevo, Inc. (“Gevo”), by their undersigned counsel, all of Plaintiffs’ claims and Defendants’ counterclaims in the above-captioned actions shall be hereby dismissed with prejudice, each side to bear its own costs and attorneys’ fees.

Dated: August 21, 2015

LEGAL_US_W # 82848916.3

POTTER ANDERSON & CORROON LLP

By:     /s/

Richard L. Horwitz (#2246)

David E. Moore (#3983)

Bindu Palapura (#5370)

Hercules Plaza, 6th Floor

1313 N. Market Street

Wilmington, DE  19801

Tel: (302) 984-6000

rhorwitz@potteranderson.com

dmoore@potteranderson.com

bpalapura@potteranderson.com

Attorneys for Plaintiff Butamax™ Advanced Biofuels LLC

OF COUNSEL:

Leora Ben-Ami

Christopher T. Jagoe

Thomas F. Fleming

Benjamin Lasky

KIRKLAND & ELLIS LLP

601 Lexington Avenue

New York, NY 10022

Tel: (212) 446-4600

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

By:   /s/

Thomas C. Grimm (#1098)

Jeremy A. Tigan (#5239)

1201 N. Market Street

P.O. Box 1347

Wilmington, DE  19899-1347

Tel: (302) 658-9200

tgrimm@mnat.com

jtigan@mnat.com

Attorneys for Defendant Gevo, Inc.

OF COUNSEL:

Stephen C. Neal

Michelle S. Rhyu

Daniel J. Knauss

COOLEY LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306

Tel: (650) 843-5000

James P. Brogan

COOLEY LLP

380 Interlocken Crescent, Suite 900

Broomfield, CO 80021

Tel: (720) 566-4000

Adam M. Pivovar

COOLEY LLP

1299 Pennsylvania Ave, Suite 700

Washington , DC 20004-2400

Tel: (202) 842-7800

Ellen Scordino

COOLEY LLP

500 Boylston Street, 14th Floor

Boston, MA 02116

Tel: (617) 937-2300

IT IS SO ORDERED, this	day of	2015.

U.S.D.J.

1199153/36429

LEGAL_US_W # 82848916.3

EXHIBIT D

MUTUALLY AGREED UPON PRESS RELEASE

[Filed Separately]

LEGAL_US_W # 82848916.3

EXHIBIT E

PATENT CROSS-LICENSE AGREEMENT

[Filed Separately]

LEGAL_US_W # 82848916.3